                                                             Exhibit (a)(1)(ii)

                             Letter Of Transmittal

                        To Tender Shares Of Common Stock
                                       of

                           TD Waterhouse Group, Inc.

            Pursuant to the Offer to Purchase dated October 17, 2001
                                       by

                          TD Waterhouse Holdings, Inc.
                          a wholly owned subsidiary of

                           The Toronto-Dominion Bank
                          ---------------------------

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
              NEW YORK CITY TIME, ON WEDNESDAY, NOVEMBER 14, 2001,
                         UNLESS THE OFFER IS EXTENDED.
                          ---------------------------
                        THE DEPOSITARY FOR THE OFFER IS:

                          MELLON INVESTOR SERVICES LLC

             BY MAIL                      BY OVERNIGHT COURIER                      BY HAND
    Reorganization Department           Reorganization Department          Reorganization Department
          P.O. Box 3301                    85 Challenger Road              120 Broadway, 13th Floor
South Hackensack, New Jersey 07606         Mail Stop -- Reorg              New York, New York 10271
                                    Ridgefield Park, New Jersey 07660

                THE CANADIAN FORWARDING AGENT FOR THE OFFER IS:
                           CIBC MELLON TRUST COMPANY

                               BY HAND OR COURIER

                                 199 Bay Street
                              Commerce Court West
                                Securities Level
                            Toronto, Ontario M5L 1G9
                           Attention: Courier Window

                    THE INFORMATION AGENT FOR THE OFFER IS:

                           [MACKENZIE PARTNERS LOGO]
                                156 Fifth Avenue
                               New York, NY 10010
                                 (212) 929-5500
                                       or
                         Call Toll Free: (800) 322-2885

                     THE DEALER MANAGERS FOR THE OFFER ARE:

               IN THE UNITED STATES:                                    IN CANADA:
                  MORGAN STANLEY                                    TD SECURITIES INC.
                   1585 Broadway                                 66 Wellington Street West
             New York, New York 10036                              8th Floor, P.O. Box 1
                  (212) 761-7029                                Toronto Dominion Bank Tower
                                                                  Toronto-Dominion Centre
                                                                 Toronto, Ontario M5K 1A2
                                                                      (416) 307-8023

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY OR THE CANADIAN FORWARDING AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW.

  THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The names and addresses of the registered holders of the tendered Shares (as defined below) should be printed, if not already printed above, exactly as they appear on the Share Certificates (as defined below) tendered hereby.

     This Letter of Transmittal is to be used if certificates for Shares are to be forwarded herewith or, unless an Agent's Message (as defined in "The Tender Offer -- Section 3. Procedures for Tendering Shares" in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depositary Trust Company (the "Book-Entry Transfer Facility") and pursuant to the procedures set forth in "The Tender Offer -- Section 3. Procedures for Tendering Shares" in the Offer to Purchase.

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary or the Canadian Forwarding Agent (as defined below) prior to the Expiration Date (as defined in "The Tender
Offer -- Section 1. Terms of the Offer; Expiration Date" in the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in "The Tender Offer -- Section 3. Procedures for Tendering Shares" in the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
    ----------------------------------------------------------------------------

    Account Number
    ----------------------------------------------------------------------------

    Transaction Code Number
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

    Name(s) of Registered Holder(s)
    ----------------------------------------------------------------------------

    Window Ticket Number (if any) or DTC Participant Number
                      ----------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
           ---------------------------------------------------------------------

    Name of Institution that Guaranteed Delivery
    ----------------------------------------------------------------------------

    If Delivered by Book-Entry Transfer:

    Name of Tendering Institution
    ----------------------------------------------------------------------------

    Account Number
    ----------------------------------------------------------------------------

    Transaction Code Number
    ----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)                          SHARE(S) TENDERED
                  ON SHARE CERTIFICATE(S))                               (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER OF
                                                                                         SHARES
                                                                 CERTIFICATE      REPRESENTED BY SHARE       NUMBER OF
                                                                NUMBER(S)(1)       CERTIFICATES(S)(2)     SHARES TENDERED
                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------
                                                               TOTAL NUMBER OF
                                                                   SHARES
---------------------------------------------------------------------------------------------------------------------------
                                   (1) Need not be completed by Book-Entry Stockholders.
(2) Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the Depositary or the Canadian Forwarding Agent are being tendered hereby. See Instruction 4.
---------------------------------------------------------------------------------------------------------------------------
                  [ ] CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.
---------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
            PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
                             TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to TD Waterhouse Holdings, Inc., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank, the above-described shares of common stock, par value $.01 per share (the "Shares"), of TD Waterhouse Group, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all outstanding Shares, dated October 17, 2001 (the "Offer to Purchase"), at a purchase price of $9.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all rights, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, "Distributions")) and irrevocably constitutes and appoints Mellon Investor Services LLC (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Stephen D. McDonald, Frank J. Petrilli and Richard H. Neiman, in their respective capacities as officers of Purchaser, and any individual who shall thereafter succeed to any such office of Purchaser, and each of them, and any other designees of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in "The Tender Offer -- Section 3. Procedures for Tendering Shares" in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all of the Shares purchased in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all of the Shares purchased to the undersigned at the address(es) shown below the undersigned's signature(s). Should any Shares not be purchased, deposited certificates and other relevant documents shall be returned in accordance with the instructions in the preceding sentence. In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased in the name(s) of, and deliver such check to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered. In the event that the box "Canadian Dollar Equivalent" is checked in the box entitled "Canadian Shareholders", please issue the check for the purchase price of all Shares purchased in the Canadian dollar equivalent based on the noon buying rate of exchange as certified by the Federal Reserve Bank of New York on the Expiration Date.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for cash payable in the Offer is to be issued in the name of someone other than the undersigned, if certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue check and Shares to:

Name
----------------------------------------------
                                 (PLEASE PRINT)

------------------------------------------------------

Address
--------------------------------------------

------------------------------------------------------
                                                                      (ZIP CODE)

------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for cash payable in the Offer is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail check and Shares to:

Name
----------------------------------------------
                                 (PLEASE PRINT)

------------------------------------------------------

Address
--------------------------------------------

------------------------------------------------------
                                                                      (ZIP CODE)

------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

                             CANADIAN STOCKHOLDERS

     Holders of Shares in Canada may elect to receive payment of the purchase price for the Shares purchased in either U.S. or Canadian dollars by checking the appropriate box below. Payment will be made in U.S. dollars if neither box is checked.
Issue check in:

             [ ]  U.S. DOLLARS
             [ ]  CANADIAN DOLLAR EQUIVALENT*
* BASED ON THE NOON BUYING RATE OF EXCHANGE AS CERTIFIED BY THE FEDERAL RESERVE BANK OF NEW YORK ON THE EXPIRATION DATE

                             CANADIAN STOCKHOLDERS
         INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER
                             (PLEASE PRINT OR TYPE)


------------------------------------------    ---------------------------------     ---------------------------
                  (Firm)                              (Telephone Number)                    (Fax Number)

------------------------------------------    -----------------------------------------------------------------
       (Registered Representative)                                        (Address)

[ ]  CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED

                                   IMPORTANT

                                   SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                          SIGNATURE(S) OF STOCKHOLDERS

Dated
--------------------------------------------------------------------------------

Name(s)
--------------------------------------------------------------------------------

Capacity (Full Title)
--------------------------------------------------------------------------------
                              (SEE INSTRUCTION 5)

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number
-----------------------------------------------------------------
                                              (SEE SUBSTITUTE FORM W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)
                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s)
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
Name of Firm
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)
Area Code and Telephone Number
--------------------------------------------------------------------------------
Dated
--------------------------------------------------------------------------------

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the Taxpayer Identification Number ("TIN") (e.g., Social Security number or Employer Identification Number) of the record owner of the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                   PAYER'S NAME: MELLON INVESTOR SERVICES LLC

----------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                            PART 1 -- PLEASE PROVIDE YOUR NAME AND TIN IN  --------------------------------------
                                       THE BOX AT RIGHT AND CERTIFY BY SIGNING AND    Name
 FORM W-9                              DATING BELOW.                                 --------------------------------------
                                      ----------------------------------------------  Social Security Number
 DEPARTMENT OF THE TREASURY           PART 2                                          OR
 INTERNAL REVENUE SERVICE                                                             --------------------------------------
 PAYER'S REQUEST FOR TAXPAYER          Certification -- Under penalty of perjury, I   Employer Identification Number
 IDENTIFICATION NUMBER (TIN)           certify that:                                 --------------------------------------
                                       (1) The number shown on this form is my       PART 3 --
                                       correct Taxpayer Identification Number (or I   [ ] Awaiting TIN
                                           am waiting for a number to be issued to
                                           me), and
                                       (2) I am not subject to backup withholding
                                       because (a) I am exempt from backup
                                           withholding, or (b) I have not been
                                           notified by the Internal Revenue Service
                                           (the "IRS") that I am subject to backup
                                           withholding as a result of a failure to
                                           report all interest or dividends, or (c)
                                           the IRS has notified me that I am no
                                           longer subject to backup withholding, and
                                       (3) I am a U.S. person (including a U.S.
                                       resident alien).
                                      --------------------------------------------------------------------------------------
                                       CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                      --------------------------------------------------------------------------------------

                                       The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
                                       SIGNATURE ------------------------------------------------------------------------
                                       DATE--------------------------------------------------------------------------------

   SIGN HERE
----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 30.5% OF ANY PAYMENTS MADE TO YOU IN THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 30.5% of all reportable payments made to me will be withheld.

Signature                                                Date -------------------------------------- , 20 --
-----------------------------------------------------

           THIS SECTION TO BE COMPLETED BY NON-UNITED STATES HOLDERS

Form W-8BEN               CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL
                          OWNER FOR UNITED STATES TAX WITHHOLDING
(Rev. December 2000)      - SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE. - SEE  OMB No. 1545-1621
                          SEPARATE INSTRUCTIONS.
Department of the         - GIVE THIS FORM TO THE WITHHOLDING AGENT OR PAYER. DO NOT
Treasury                  SEND TO THE IRS.
Internal Revenue Service
----------------------------------------------------------------------------------------------------------------

DO NOT USE THIS FORM FOR:                                     INSTEAD, USE FORM:
- A U.S. citizen or other U.S. person, including a resident alien individual ............................................................... W-9
- A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United
  States ................................................................ W-8ECI
- A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions) ................................ W-8ECI or W-8IMY
- A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or
  1443(b) (see instructions) .................................. W-8ECI or W-8EXP
NOTE: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
- A person acting as an intermediary .................................... W-8IMY

NOTE:  See instructions for additional exceptions.
--------------------------------------------------------------------------------
 PART I   IDENTIFICATION OF BENEFICIAL OWNER (See instructions.)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 1 Name of individual or organization that is the beneficial    2 Country of incorporation or organization
   owner

-------------------------------------------------------------------------------------------------------------------

 3   Type of beneficial owner:   [ ] Individual     [ ] Corporation   [ ] Disregarded     [ ] Partnership      [ ] Simple trust
     [ ] Grantor trust           [ ] Complex trust  [ ] Estate        entity              [ ] International
     [ ] Central bank of issue   [ ] Tax-exempt     [ ] Private       [ ] Government      organization
                                     organization       foundation

----------------------------------------------------------------------------------------------------------------
 4 Permanent residence address (street, apt. or suite no., or rural route). DO NOT USE A P.O. BOX OR IN-CARE-OF
   ADDRESS.

----------------------------------------------------------------------------------------------------------------
   City or town, state or province.  Include postal code     Country (do not abbreviate)
   where appropriate.

----------------------------------------------------------------------------------------------------------------
 5 Mailing address (if different from above)

----------------------------------------------------------------------------------------------------------------
   City or town, state or province.  Include postal code     Country (do not abbreviate)
   where appropriate.

----------------------------------------------------------------------------------------------------------------
 6 U.S. taxpayer identification number, if required (see     7 Foreign tax identifying number, if any (optional)
instructions)
   [ ] SSN or ITIN  [ ] EIN
----------------------------------------------------------------------------------------------------------------
 8 Reference number(s) (see instructions)
------------------------------------------------------------

 PART II CLAIM OF TAX TREATY BENEFITS (if applicable)
--------------------------------------------------------------------------------

9 I CERTIFY THAT (CHECK ALL THAT APPLY):
  a  [ ]  The beneficial owner is a resident of ... within the meaning of the income tax treaty between the United States and that country.
  b  [ ]  If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
  c  [ ]  The beneficial owner is not an individual, derives the item
          (or items) of income for which the treaty benefits are
          claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see
          instructions).
  d  [ ]  The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign
          corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status
          (see instructions).
  e  [ ]  The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or
          707(b), and will file Form 8833 if the amount subject to
          withholding received during a calendar year exceeds, in the aggregate, $500,000.
10 SPECIAL RATES AND CONDITIONS (if applicable -- see instructions):
   The beneficial owner is claiming the provisions of Article  . of the treaty identified on line 9a above to claim a .........% rate of withholding on (specify type of income):  ......................
   Explain the reasons the beneficial owner meets the terms of the treaty article: ...................................................
----------------------------------------------------------------------

 PART III NOTIONAL PRINCIPAL CONTRACTS
--------------------------------------------------------------------------------


 11  [ ]  I have provided or will provide a statement that identifies those notional principal contracts from which the income is
          NOT effectively connected with the conduct of a trade or
          business in the United States. I agree to update this
          statement as required.
----------------------------------------------------------------------

 PART IV  CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
- The beneficial owner is not a U.S. person,
- The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, AND
- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.
  Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here X  -----------------------------------------------------------------------------------------------

                Signature of beneficial owner (or individual     Date (MM-DD-YYYY)  Capacity in which acting
                  authorized to sign for beneficial owner)

--------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.          Cat. No.
25047Z                                                FORM W-8BEN (Rev. 12-2000)

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program, or which is a Canadian chartered bank or trust company in Canada (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 5 and 7.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in "The Tender Offer -- Section 3. Procedures for Tendering Shares" in the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary or CIBC Mellon Trust Company, as the Canadian Forwarding Agent (the "Canadian Forwarding Agent"), at one of their respective addresses set forth herein prior to the Expiration Date (as defined in "The Tender Offer -- Section 1. Terms of the Offer; Expiration Date" in the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary or the Canadian Forwarding Agent prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "The Tender Offer -- Section 3. Procedures for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary or the Canadian Forwarding Agent, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. A Notice of Guaranteed Delivery may only be delivered to the Depositary.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND THE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY OR THE CANADIAN FORWARDING AGENT (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

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     3. Inadequate Space.  If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all of the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary or the Canadian Forwarding Agent will be deemed to have been tendered unless indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE SHARES TENDERED HEREBY.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. Substitute Form W-9. Under U.S. Federal income tax law, a non-exempt stockholder that is a U.S. citizen or resident alien is required to provide the Depositary with such stockholder's correct TIN on the

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Substitute Form W-9 above. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. Failure to provide the information on the form may subject the surrendering stockholder to a $50 penalty and to backup withholding (at the appropriate rate, currently 30.5%) on the payment of any cash.

     The tendering stockholder must check the box in Part 3 if a TIN has not been issued and the stockholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Depositary is not provided with a TIN before payment is made, the Depositary will backup withhold (at the appropriate rate, currently 30.5%) on all payments to such surrendering stockholders of any cash consideration due for their former shares. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Depositary.

     Certain stockholders (including, for example, corporations and certain foreign individuals) are exempt from backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement on IRS Form W-8BEN, signed under penalties of perjury, attesting to such individual's exempt status. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Depositary is required to withhold up to 30.5% of any payments to be made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Paying Depositary cannot refund amounts withheld by reason of backup withholding.

     9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, IRS Form W-8BEN and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or Dealer Managers at the addresses and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

     10. Waiver of Conditions. Subject to the rules and regulations of the Securities and Exchange Commission, Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

     11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary immediately by calling (telephone number: (800) 270-3449). The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

                                   IMPORTANT:

     THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY OR THE CANADIAN FORWARDING AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

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